UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 21, 2020 (January 19, 2020)

INTERFACE INC
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide the information required by Item 5.02(c)(3) of Form 8-K with respect to the appointment by the board of directors (the “Board”) of Interface, Inc. (the “Company”) of Daniel T. Hendrix to the role of President and Chief Executive Officer of the Company, which occurred on January 19, 2020, as disclosed on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2020 (the “Original 8-K”).

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the SEC subsequent to the Original 8-K, including any amendments to those filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, the Company reported that Daniel T. Hendrix, the Company’s non-executive Chairman of the Board, had been appointed to serve as the Company’s President and Chief Executive Officer, effective January 19, 2020.

On February 7, 2020, in connection with his appointment to serve as the Company’s President and Chief Executive Officer, the Compensation Committee of the Board approved certain new compensation arrangements with Mr. Hendrix. Pursuant to these new compensation arrangements, Mr. Hendrix will receive an annual base salary of $927,000, with an annual cash incentive bonus target of 150% of his annual base salary for the current fiscal year. In addition, the Compensation Committee granted to Mr. Hendrix $1 million in time-based restricted shares of Company common stock that will cliff vest on the third anniversary of the grant date and that will continue to vest in the event that Mr. Hendrix transitions back to his former role as non-executive Chairman of the Board.

Mr. Hendrix will continue to receive an annual cash retainer of $240,000 for his service as Chairman of the Board.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: February 10, 2020